                                                                     Exhibit 4.1



NUMBER
AC

[LOGO]

[CORPORATE SEAL]

[ART APPEARS HERE]    COMMON STOCK          SHARES
                                            PAR VALUE ONE DOLLAR
                                            PER SHARE
                                            ($1)

                      ARCH CHEMICALS, INC.

                      INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF
                      VIRGINIA

                      THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK AND NEW
                      JERSEY

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                                               CUSIP 03937R 10 2


THIS CERTIFIES
THAT


IS THE OWNER OF

            FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF

ARCH CHEMICALS, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Corporation's Articles of Incorporation and Bylaws, both as amended, to all of which each holder by acceptance hereof assents. This Certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar.

          Witness the facsimile signatures of the Corporation's proper officers and a facsimile of its corporate seal.

Dated

                                        COUNTERSIGNED AND REGISTERED
                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

/s/ Sarah A. O'Connor    /s/ Michael E. Campbell      BY


SECRETARY                CHAIRMAN OF THE BOARD              AUTHORIZED SIGNATURE

EXPLANATION OF ABBREVIATIONS

The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.


Phrase Abbreviation              Equivalent                       Phrase Abbreviation             Equivalent

JT TEN                           As joint tenants,                TEN BY ENT                      As tenants by the
                                 with right of                                                    entireties
                                 survivorship and not
                                 as tenants in common

TEN IN COM                       As tenants in common             UNIF GIFT MIN ACT               Uniform Gifts to
                                                                                                  Minors Act

Word                                            Word                                    Word
Abbreviation           Equivalent               Abbreviation      Equivalent            Abbreviation          Equivalent
ADM                    Admistrator(s)           EST               Estate, Of            PAR                   Paragraph
                       Administratrix           EX                estate of             PL                    Public Law
                                                                  Executor(s),
                                                                  Executrix

AGMT                   Agreement                FBO               For the               TR                    (As)
                                                                  benefit of                                  trustee(s)
                                                                                                              for, of

ART                    Article                  FDN               Foundation            U                     Under

CH                     Chapter                  GDN               Guardian(s)           UA                    Under
                                                                                                              agreement

CUST                   Custodian for            GDNSHP            Guardianship          UW                    Under will of,
                                                                                                              Of will of,
                                                                                                              Under last
                                                                                                              will &
                                                                                                              testament
DEC                    Declaration              MIN               Minor(s)

                                                                               3
                             ARCH CHEMICALS, INC.

           A copy of the Articles of Incorporation, as amended, of the Corporation containing a full statement of the designations, preferences, limitations and relative rights of the shares of Common Stock and Preferred Stock, and the variations in the relative rights, preferences and limitations between the shares of each series of Preferred Stock so far as the same have been fixed and determined, and of the authority of the Board of Directors to fix and determine the relative rights, preferences and limitations of subsequent series, may be obtained, without charge, from the Transfer Agent or the office of the Secretary of the Corporation, upon written request by a Shareholder.
--------------------------------------------------------------------------------

ASSIGNMENT FORM

For value received         hereby sell, assign and transfer        shares of the
                  ---------                                --------
                  (I or we)                                (amount)
capital stock represented by this certificate to

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE        -----------------------------------------
[                              ] (Print full name and address of Assignee)

                                  ----------------------------------------------

                                       [ ] [ ] [ ] [ ] Assignee,
---------------------------------------          zip code
and do irrevocably constitute and appoint ___________________________as Attorney
                           (Leave blank or fill in as explained in Notice below)
to transfer the said Stock on the books of the Corporation with full power of substitution.

Dated
       -----------------------

                                          -------------------------------------
                                          (Sign here exactly as name(s) is shown
                                          on the face of this certificate
                                          without any change or alteration
                                          whatever.)

IMPORTANT NOTICE: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this stock certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you either (i) fill in the name of the new owner in the "Assignee" blank, or (ii) if you are sending the signed certificate to your bank or broker, fill in the name of the bank or broker in the "Attorney" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "stock power" form and then mail the Assignment Form, you may sign a separate "stock power" form and then mail the unsigned stock certificate and the signed "stock power" in separate envelopes. For added protection, use certified or registered mail for a stock certificate.

           Keep this certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

           This certificate also evidences and entities the holder hereof to certain Rights as set forth in a Rights Agreement, as it may be amended from time to time (the "Rights Agreement"), between Arch Chemicals, Inc. (the "Company") and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Rights beneficially owned by Acquiring Persons or their Affiliates or Associates (as such terms are defined in the Rights Agreement) and by any subsequent holder of such Rights are null and void and nontransferable.

Signature(s) Guaranteed:


-----------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCK- BROKERS, SAVINGS AND LOAN\
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO
SEC RULE 17Ad 15.